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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-33857, 333-34773, 333-39415,
333-43222,333-45397, 333-52941, 333-55086, 333-58401, 333-95373) and in the
Registration Statements on Form S-8 (Nos. 333-22197, 333-42024, 333-62389,
333-102181) of Acacia Research Corporation of our report dated March 26, 2003 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Los Angeles, California
March 26, 2003